Exhibit 10b (iv)2

SECOND AMENDMENT OF

W.W. GRAINGER, INC. EXECUTIVE DEATH BENEFIT PLAN
(As Amended and Restated Effective as of January 1, 2008)

WHEREAS, W.W. Grainger, Inc. (the “Corporation”) maintains the W.W. Grainger, Inc. Executive Death Benefit Plan (the “Plan”); and

WHEREAS, the Plan was amended and restated in its entirety effective as of January 1, 2008, and was further amended by a First Amendment thereto; and

WHEREAS, further amendment of the Plan is now deemed desirable;

NOW THEREFORE, by virtue of the power reserved to the Corporation under Section 8.1 of the Plan, and pursuant to a resolution adopted by the Board of Directors on February 17, 2010, the Plan is hereby amended in the following particulars:

1.  Section 3.1 of the Plan is amended to add the following sentence at the end thereof to read as follows:

No Employee shall become eligible to be a Participant on or after January 1, 2010.

2.  Section 3.2 of the Plan is amended to add the following sentence at the end thereof to read as follows:

No re-employed former Participant shall have renewed eligibility to participate in the Plan on or after January 1, 2010.

IN WITNESS WHEREOF, the Corporation has caused this amendment to be signed and attested by its duly authorized officers as of the 17th day of February, 2010.

W.W. GRAINGER, INC.

By:  _________________________
Title:  ________________________
Attest:
________________________